UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2019

Graham Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-8462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York		14020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 8, 2019, Graham Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with HSBC Bank USA, National Association (“HSBC”), that amended and restated the facility letter dated March 24, 2014 between the Company and HSBC. The Letter Agreement increases the Company’s uncommitted discretionary demand line of credit with HSBC for the issuance of Performance Standby Letters of Credit, as defined in the Letter Agreement (the “Credit Facility”), from $5,000,000 to $10,000,000. The Company incurs an annual facility fee under the Credit Facility of $5,000, as well as an annual fee on the undrawn face amount of each letter of credit issued pursuant to the Credit Facility, which ranges from 0.65% to 0.75% per annum depending on the term of the letter of credit. Interest is payable on the principal amounts of unreimbursed letter of credit draws under the Credit Facility at a rate of 3% plus HSBC’s prime rate. The Company’s obligations under the Letter Agreement are secured by certain of the Company’s deposit accounts held with HSBC.

Also on October 8, 2019, the Company entered into a letter consent agreement (the “Consent”) pursuant to the credit agreement (the “Credit Agreement”) dated December 2, 2015 between the Company and JPMorgan Chase Bank, N.A. (“JPMorgan”), and that certain pledge and security agreement dated December 2, 2015 between the Company and JPMorgan, whereby JPMorgan consented to the Company’s entry into the Letter Agreement and agreed to amendments to the Credit Agreement to reflect the increase in the Company’s uncommitted discretionary demand line of credit with HSBC to $10,000,000.

The foregoing summaries of the Letter Agreement and the Consent do not purport to be complete, and are qualified in their entirety by reference to the Letter Agreement and the Consent, copies of which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: October 10, 2019	By:	/s/ Jeffrey Glajch
Jeffrey Glajch
Vice President – Finance & Administration and
Chief Financial Officer